UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 20, 2003

MIDWAY GAMES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 961-2222

Item 5.	Other Events and Regulation FD Disclosure.

On October 20, 2003, Midway Games Inc. issued a press release regarding the cancellation of a special meeting of stockholders, a copy of which is attached to this report as Exhibit 99.1.  Exhibit 99.1 is incorporated herein by this reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibits	Description
	99.1	Press Release of Midway Games Inc. dated October 20, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.

October 21, 2003	By:	/s/ David F. Zucker
David F. Zucker
Chief Executive Officer

Exhibit Index

Exhibits	Description
99.1	Press Release of Midway Games Inc. dated October 20, 2003